SMITH BARNEY
 SMALL CAP GROWTH
OPPORTUNITIES PORTFOLIO

ANNUAL REPORT | DECEMBER 31, 2002

N O T   F D I C   I N S U R E D  •  N O T   B A N K   G U A R A N T E E D  •  M A Y   L O S E   V A L U E

Annual Report • December 31, 2002

SMITH BARNEY SMALL CAP
GROWTH OPPORTUNITIES
PORTFOLIO

VICTOR DOSTI

Mr. Dosti has more than seven years of investment management experience.

Education: BS in Finance from the University of Southern California and an MBA in Economics and Finance from the University of Chicago.

FUND OBJECTIVE

The Portfolio seeks long-term capital growth. Dividend income, if any, is incidental to this goal.

FUND FACTS

FUND INCEPTION
February 10, 1997

Average Annual Total Returns as of December 31, 2002 (unaudited)

			Since
	One	Five	2/10/97
	Year	Years*	Inception*

Smith Barney Small Cap Growth Opportunities Portfolio	(25.65)%	(2.11)%	0.13%
Russell 2000 Growth Index	(30.27)%	(6.59)%	(3.59)%

All figures represent past performance and are not a guarantee of future results. Investment returns and principal value will fluctuate, and redemption value may be more or less than the original cost. The performance returns set forth above do not reflect the reduction of initial charges and expenses imposed in connection with investing in variable annuity contracts such as administrative fees, account charges and surrender charges which, if reflected, would reduce the performance of the Portfolio. Return figures reflect voluntary fee waivers which may be terminated at any time. If the waivers were not in place, the portfolio’s returns would have been lower. Returns include reinvestment of dividends and distributions, if any, at net asset value. The Russell 2000 Growth Index measures the performance of those Russell 2000 companies with higher price-to-book ratios and higher forecasted growth values. (A price-to-book ratio is the price of a stock compared to the difference between the company’s assets and liabilities.) Please note that an investor cannot invest directly in an index.

* Average Annual Total Return
What’s Inside
Letter From the Chairman	1
Letter From the Manager	2
Portfolio at a Glance	5
Portfolio of Investments	6
Statement of Assets and Liabilities	10
Statement of Operations	11
Statement of Changes in Net Assets	12
Financial Highlights	13
Notes to Financial Statements	14
Report of Independent Accountants	17
Additional Information	18

Investment Products: Not FDIC Insured • Not Bank Guaranteed • May Lose Value

L E T T E R   F R O M   T H E   C H A I R M A N

Dear Shareholder,

Please allow me to introduce myself as the new Chairman, President, and Chief Executive Officer of the Smith Barney Small Cap Growth Opportunities Portfolio (“Portfolio”), replacing Heath B. McLendon, who has been appointed Chairman of Salomon Smith Barney Inc.’s new Equity Research Policy Committee. On behalf of all our shareholders and the Portfolio’s Board of Trustees, I would like to extend my deepest gratitude to Heath for his years of service and for his dedication to keeping shareholders’ needs as the firm’s top priority. I look forward to keeping you informed about the investment perspectives of the Portfolio’s manager.

To better acquaint you with my experience, I am currently a managing director of Salomon Smith Barney, and I managed the Smith Barney Growth and Income Fund for six years; developed and managed the Smith Barney Allocation Series Inc. from its inception in 1996 through the end of 2001; and was responsible for the investment design and implementation of Citigroup Asset Management’s college savings programs with the States of Illinois and Colorado.

R. JAY GERKEN
Chairman, President and
Chief Executive Officer

Enclosed herein is the annual report for the Portfolio for the fiscal year ended December 31, 2002. In this report, the Portfolio’s manager summarizes what he believes to be the period’s prevailing economic and market conditions and outlines the Portfolio’s investment strategy.A detailed summary of the Portfolio’s performance can be found in the appropriate sections that follow. I hope you find this report to be useful and informative.

R. Jay Gerken
Chairman, President and
Chief Executive Officer

1 Smith Barney Small Cap Growth Opportunities Portfolio | 2002 Annual Report to Shareholders

L E T T E R   F R O M   T H E   M A N A G E R

Investment Strategy
The Portfolio seeks long-term capital growth. Dividend income, if any, is incidental to this goal. The Portfolio normally invests at least 80% of its net assets in equity securities of small cap companies and related investments. A company is considered to be a small cap company if its market capitalization is within the range of the market capitalizations of companies in the Russell 2000 Index (“Russell 2000”)1, an index of small capitalization stocks. Companies whose capitalizations no longer meet this definition after purchase by the Portfolio are still considered to have small market capitalizations for the purposes of the 80% policy.

Using the Russell 2000 Growth Index (“Russell 2000 Growth”)2 as our primary investment universe, we begin our work by exhaustively screening those companies for what we see as improving fundamental trends such as earnings revisions, earnings surprises and cash flow to price ratios. Generally, once this stringent screening process is completed, a universe of approximately 500 companies remains.

The second aspect of our fundamental research involves working closely with our global research team for sector and industry overviews as well as competitive analyses. Our small cap team then undertakes in-depth analysis, which can often provide an edge in understanding companies’ fundamentals, in addition to offering an objective perspective of Wall Street’s earnings expectations.

Using our “bottom up” approach, we typically look for companies believed to have superior management teams, predictable growing demand for products or services, and a dominant position in a niche market or whose customers are very large companies.We generally avoid issuers in businesses where external factors like regulatory changes or rising commodity prices may inhibit future growth.

We believe that searching for “pure” small-cap growth stocks is an ongoing challenge as the market for this stock sector is often less efficient given the generally lower level of research coverage and the lack of liquidity (lower trading volume) of many small-cap companies.

We seek to help manage risk and maximize the rewards of the Portfolio by maintaining exposure to most, if not all, industry sectors. Given our portfolio construction methodology, the Portfolio tends to be well diversified.We look to own typically between 90 to 130 holdings in the Portfolio, but the number of holdings may vary at any time.

Performance Update
For the period ended December 31, 2002, the Portfolio returned negative 25.65%3, without sales charges. In comparison, the Russell 2000 Growth returned negative 30.27% for the same period.

Portfolio Manager Market Overview
The reporting period has been an extremely difficult and negative time for the equity markets. Almost all the major market indices experienced double-digit negative returns for the year: The S&P 500 Index (“S&P 500”),4 the Dow Jones Industrial Average (“DJIA”)5 and the Nasdaq Composite Index (“Nasdaq”)6 returned negative 22.09%, negative 15.04% and negative 31.53%, respectively, during the period. The small cap equity market suffered a similar decline: The Russell 2000 returned negative 20.48% for the same period.This was the third consecutive year of declines for many of the major stock market indices.

1	The Russell 2000 Index measures the performance of the 2000 smallest companies in the Russell 3000 Index, which represents approximately 8% of the total market capitalization of the Russell 3000 Index. Please note that an investor cannot invest directly in an index.
2	The Russell 2000 Growth Index measures the performance of those Russell 2000 companies with higher price-to-book ratios and higher forecasted growth values. Please note that an investor cannot invest directly in an index.
3	The performance return cited above does not reflect the reduction of initial charges and expenses imposed in connection with investing in variable annuity contracts, such as administrative fees, account charges and surrender charges, which, if reflected, would reduce the performance of the Portfolio.
4	The S&P 500 is a market capitalization-weighted index of 500 widely held common stocks. Please note that an investor cannot invest in an index.
5	The DJIA is the price-weighted average of 30 actively traded blue-chip stocks. Please note that an investor cannot invest directly in an index.
6	The Nasdaq is a market-value weighted index, which measures all securities listed on The NASDAQ Stock Market. Please note that an investor cannot invest directly in an index.

2 Smith Barney Small Cap Growth Opportunities Portfolio | 2002 Annual Report to Shareholders

Although the small cap growth equity market, as measured by the Russell 2000 Growth, returned negative performance during the first calendar quarter of 2002, the second and third calendar quarters were much weaker.While the fourth quarter had the only positive quarterly performance for the year, as measured by the Russell 2000 Growth, it did not make up for the negative performance of the prior three quarters.

We believe a combination of factors led to the declines in the equity marketplace during 2002, including: investors’ fears of a double-dip recession; concerns over corporate governance; and worries regarding companies’ future revenue and earnings growth.The potential conflict with Iraq and threat of terrorism also contributed to investors’ concerns during this period.

Portfolio Manager Portfolio Overview
While the stock market has been very difficult to forecast this year, we believe our approach to selecting stocks by using extensive quantitative and fundamental research, as well as our adherence to the principles of diversification, contributed positively to the Portfolio’s performance during the reporting period. Relatively strong stock performers during the period included Chico’s FAS, a specialty retailer of women’s clothing, P.F. Chang’s China Bistro, an operator of full service restaurants, Claire’s Stores, a mall-based specialty retailer of accessories and apparel,Westwood One, a supplier of information services and programming to radio and television stations, Scios, a biopharmaceutical company that develops treatments for cardiovascular and inflammatory diseases, and Varian Medical Systems, a manufacturer of healthcare equipment for the treatment of cancer.

Although the performance of some equities in the Portfolio proved resilient during the period, many of the Portfolio’s holdings were negatively impacted by the severe market-price corrections of the technology and telecommunications sectors. Manugistics Group, Semtech and Oak Technology were technology holdings that suffered declines which hurt performance during the period. Certain segments of the healthcare sector, such as biotechnology and specialty pharmaceuticals, suffered severe declines as well during the year. Curagen Corporation was a biotech holding that suffered declines which hurt performance during the period. Similar to the performance of the broader equity marketplace, the second and third calendar quarters of 2002 were the weakest for the Portfolio.We believe, however, that our disciplined investment approach helped to mitigate some of the negative impact from the worst performing sectors.We feel that investing across many different sectors, industries and companies within the small-cap universe is crucial during times immediately following economic slowdowns.

Portfolio Manager Market and Portfolio Outlook
This has clearly been a very challenging time for the equity markets, as virtually all major equity market indices have recently hovered near or at their lowest levels in several years.We believe that just as investor psychology drove the markets to excessive highs in several sectors in 2000, investor fears can drive the markets to excessive lows. Historically, we believe that stock markets are inherently cyclical.While every market decline has different macroeconomic causes, investors’ fears regarding the decline typically echo the sentiment that “the market will never recover.” In response to this notion, we reiterate our belief that markets are inherently cyclical.The U.S. equity markets have experienced declines of a similar scope and duration before, in 1962, 1974 and again in 1987. At the beginning of the period, it was impossible for us to foresee the combined impact that the public’s fears of a recession, concerns over accounting scandals and corporate governance, worries over terrorism and potential conflict with Iraq would have on investor psychology and the equity markets this year. However, in our opinion, emotions, more frequently than rational calculations, cause the market to overreact on the upside and now, on the downside. We think this bear market will eventually turn bullish.

We believe that current investor expectations seem to have overlooked certain prospects for future growth. Current equity marketplace valuations may have created opportunities for investment. Many companies have significantly reduced their costs over the last two years, which we feel may afford these companies significant operating leverage when revenues increase.We anticipate that corporations will have easier year-over-year earning comparisons in 2003 over 2002 (and expected earnings improvements).

We believe that the economy has stabilized and is moving forward. According to the recent estimate (released from the U.S. Department of Commerce Bureau of Economic Analysis after the close of the reporting period) for U.S. Gross Domestic Product (“GDP”)7 growth for the calendar quarter ending September 30, 2002 was 4.0%. GDP growth for the second

7	U.S. Gross Domestic Product (“GDP”) is a market value of goods and services produced by labor and property in the U.S. GDP comprises consumer and government purchases, private domestic investments and net exports of goods and services.

3 Smith Barney Small Cap Growth Opportunities Portfolio | 2002 Annual Report to Shareholders

calendar quarter ending June 30, 2002 was 1.3%. Expectations for real GDP growth (after inflation) for calendar 2002 are estimated to be approximately 2.4% year over year.8 The economy is growing, albeit, at a slower rate than the average historical recovery. However, one may note that this recession was one of the most muted in U.S. history.

Monetary policy, however, remains stimulative. The Federal Open Market Committee (“FOMC”)9 has lowered key short-term interest rates to the lowest levels in decades. In early November 2002, the federal funds rate (“fed funds rate”)10 was reduced from 1.75% to 1.25%.We expect that the FOMC will maintain this accommodative stance until more evidence of rapid sustainable growth emerges.

Mortgage refinancing activity, housing construction and consumer demand have remained at what we feel are strong levels. Fiscal policy is also stimulative, given the income tax cuts enacted in 2001.There are further proposed fiscal stimulus measures that may be put in place in 2003, such as accelerating tax rate cuts scheduled for 2004 and 2006, eliminating the tax on stock dividends, increases in the child care tax credits, a more rapid deduction in the so-called marriage penalty for two income households and tax credits and tax cuts designed to spur business and corporate investments. (However, there are no assurances that such measures will be enacted.)

Going forward, we believe small capitalization growth stocks may continue to be highly volatile, but may provide investors with exposure to companies in some of the most dynamic areas of the U.S. economy.We believe this sector will post relatively competitive results in the U.S. equity marketplace over time, and that it offers significant growth potential. In our experience, the small cap growth sector has historically performed well when economic growth reemerges following a slowdown.

Thank you for your investment in the Smith Barney Small Cap Growth Opportunities Portfolio. We look forward to continuing to help you meet your investment objectives.

Sincerely,

Victor Dosti
Portfolio Manager
January 26, 2003

The information provided in this commentary by the portfolio manager represents the opinion of the portfolio manager and is not intended to be a forecast of future events, a guarantee of future results or investment advice.Views expressed are those of the portfolio manager and may differ from those of other portfolio managers or of the firm as a whole. Furthermore, there is no assurance that certain securities will remain in or out of the Portfolio or that the percentage of the Portfolio’s assets in various sectors will remain the same. Please refer to pages 6 through 9 for a list and percentage breakdown of the Portfolio’s holdings. Also, please note that any discussion of the Portfolio’s holdings, the Portfolio’s performance, and the portfolio manager’s views are as of December 31, 2002 and are subject to change.

8	Source: Salomon Smith Barney.
9	The FOMC is the policy-making body of the U.S. Federal Reserve System responsible for the formulation of a policy designed to promote economic growth, full employment, stable prices, and a sustainable pattern of international trade and payments.
10	The fed funds rate is the interest rate that banks with excess reserves at a Federal Reserve district bank charge other banks that need overnight loans.The fed funds rate often points to the direction of U.S. interest rates.

4 Smith Barney Small Cap Growth Opportunities Portfolio | 2002 Annual Report to Shareholders

Smith Barney Small Cap Growth Opportunities Portfolio at a Glance (unaudited)

Growth of $10,000 Invested in Shares of the
Smith Barney Small Cap Growth Opportunities Portfolio vs. Benchmark

Growth of a $10,000 Investment
A $10,000 investment in the Portfolio made on February 10, 1997 (inception date) would have grown to $10,076 as of 12/31/02. The graph shows how the performance of the Portfolio compares to its benchmark over the same period.

Notes: All Portfolio performance figures and graphs represent past performance, and are no guarantee of future results. The Portfolio’s share price and investment return will fluctuate, so that the value of an investor’s shares, when redeemed, may be worth more or less than their original cost. Total returns include change in share price and reinvestment of dividends and distributions, if any. Total return figures are provided in accordance with SEC guidelines for comparative purposes for prospective investors. The performance returns set forth above do not reflect the reduction of initial charges and expenses imposed in connection with investing in variable annuity contracts such as administrative fees, account charges and surrender charges, which, if reflected, would reduce the performance of the Portfolio. Total returns reflect certain voluntary fee waivers. If the waivers were not in place, total returns would be lower. Investors may not invest directly in an index. Investments in small company stocks are subject to additional risks. Please consult the Portfolio’s prospectus for more information.

† The Russell 2000 Growth Index measures the performance of those Russell 2000 companies with higher price-to-book ratios and higher forecasted growth values.

Top Ten Equity Holdings*

1	.	Precision Drilling Corp	2.6%

2	.	Cullen Frost Bankers, Inc	2.5

3	.	P F Chang China Bistro Inc	2.3

4	.	Aptargroup, Inc	2.1

5	.	Westamerica Bancorporation	2.1

6	.	Alliant Techsystems, Inc	2.1

7	.	Affiliated Managers Group Inc	2.0

8	.	Carlisle Cos. Inc	1.8

9	.	Cost Plus Inc	1.8

10	.	Varian Inc	1.7

Portfolio Breakdown*

* As a percentage of total investments. Information as of 12/31/02, subject to change at any time.

See Notes to Financial Statements.

5 Smith Barney Small Cap Growth Opportunities Portfolio | 2002 Annual Report to Shareholders

Portfolio of Investments		December 31, 2002

SHARES	SECURITY	VALUE

COMMON STOCK — 88.7%
Basic Materials — 4.3%
13,819	Aptargroup, Inc.	$431,706
8,630	Carlisle Cos. Inc.	357,109
2,910	Mueller Industries, Inc.*	79,298

		868,113

Commercial Services — 1.7%
22,915	Hanover Compressor Co.*	210,360
6,260	Watson Wyatt & Company Holdings*	136,155

		346,515

	Consumer Durables — 8.8%
3,765	Abercrombie & Fitch Co.*	77,032
3,350	American Eagle Outfitters, Inc.*	46,163
5,750	BJ’s Wholesale Club, Inc.*	105,225
6,235	Callaway Golf Co.	82,614
11,074	Chico’s FAS Inc.*	209,409
7,990	Claire’s Stores, Inc.	176,339
12,352	Cost Plus Inc.*	354,132
7,300	Gentex Corp.*	230,972
3,505	JAKKS Pacific, Inc.*	47,212
7,201	Linens n Things Inc.*	162,743
5,550	MCSi Inc.*	26,363
12,590	Phillips-Van Heusen Corp.	145,540
1,955	Too Inc.*	45,982
6,967	Ultimate Electronics Inc.*	70,715

		1,780,441

Consumer Non-Durables — 2.0%
6,915	Duane Reade Inc.*	117,555
4,935	Fred’s Inc.	126,829
7,405	International Multifoods Corp.*	156,912

		401,296

Consumer Services — 5.7%
5,020	Emmis Communications Corp.*	104,567
6,720	Gtech Holdings Corp*	187,219
10,265	Isle of Capri Casinos Inc.*	135,909
13,000	P F Chang China Bistro Inc.*	471,900
2,310	Scholastic Corp.*	83,045
5,798	Tetra Tech Inc.*	70,736
2,469	Westwood One, Inc.*	92,242

		1,145,618

Electronic Tech/Technology Services — 2.3%
11,192	Bisys Group, Inc.*	177,953
7,835	CACI International Inc.*	279,239

		457,192
Energy/Mineral — 4.9%

2,835	Atwood Oceanics Inc.*	85,333
2,550	Black Hills Corp.	67,626
2,780	Penn Virginia Corp.	101,053

See Notes to Financial Statements.

6 Smith Barney Small Cap Growth Opportunities Portfolio | 2002 Annual Report to Shareholders

Portfolio of Investments (continued)		December 31, 2002

SHARES	SECURITY	VALUE

Energy/Mineral — (continued)
15,965	Precision Drilling Corp.*	$519,501
12,175	Varco International Inc.*	211,845

		985,358

Finance — 13.6%
7,960	Affiliated Managers Group Inc.*	400,388
10,833	Banknorth Group Inc.	244,826
11,762	Chittenden Corp.	299,696
15,690	Cullen Frost Bankers, Inc.	513,063
4,822	Fair, Isaac and Company, Inc.	205,899
6,820	National Processing Inc.*	109,461
6,040	Philadelphia Consolidated Holdings Corp.*	213,816
9,205	SEI Investments Co.	250,192
2,790	TrustCo Bank Corp.	30,076
1,650	United Bankshares, Inc.	47,951
10,705	Westamerica Bancorporation	430,127

		2,745,495

Health Services/Technology — 15.1%
7,485	Abgenix, Inc.*	55,164
7,695	Alkermes Inc.*	48,248
3,430	Andrx Corp.*	50,318
9,520	CIMA Labs Inc.*	230,298
7,410	Cooper Co., Inc.	185,398
9,789	Curagen Corp.*	45,519
2,170	DIANON Systems, Inc.*	103,531
4,065	Exact Sciences Corp.*	44,024
2,495	Integra LifeSciences Holdings*	44,037
7,427	KV Pharmaceuticals Co.*	172,306
10,460	Lifepoint Hospitals, Inc.*	313,078
4,580	Medicis Pharmaceutical Corp.*	227,489
4,330	NPS Pharmaceuticals Inc.*	108,986
3,800	Neurocrine Biosciences Inc.*	173,508
11,545	Province Healthcare Co.*	112,333
7,680	ResMed Inc.*	234,778
4,875	Respironics Inc.*	148,351
6,040	Scios Inc.*	196,783
4,675	Taro Pharmaceuticals Industries*	175,780
3,800	Techne Corp.*	108,558
671	Trimeris Inc.*	28,913
4,970	Varian Medical Systems, Inc.*	246,512

		3,053,912

Industrial Services — 4.7%
10,205	Brooks PRI Automation, Inc.*	116,949
3,995	DRS Technologies, Inc.*	125,163
8,500	Idex Corp.	277,950
5,995	Newport Corp.*	75,297
10,689	Shaw Group, Inc.*	175,834
11,790	Technitrol, Inc.	190,291

		961,484

See Notes to Financial Statements.

7 Smith Barney Small Cap Growth Opportunities Portfolio | 2002 Annual Report to Shareholders

Portfolio of Investments (continued)		December 31, 2002
SHARES	SECURITY	VALUE

Retail — 0.4%
7,080	Wild Oats Markets Inc.*	$73,066

Semi-Conductor — 3.7%
8,280	Advanced Power Technology, Inc.*	26,902
11,095	Amkor Technology, Inc.*	52,812
9,590	Asyst Technologies, Inc.*	70,486
4,640	ATMI Inc.*	85,933
6,600	Exar Corp.*	81,840
6,020	IXYS Corp.*	42,501
9,840	Microtune, Inc. *	30,799
26,710	Oak Technology*	70,782
27,393	Remec Inc.*	106,285
8,215	Semtech Corp.*	89,708
3,800	Varian Semiconductor Equipment Association, Inc.*	90,292

		748,340

Technology — 16.8%
8,735	Activision, Inc.*	127,444
2,075	Advent Software, Inc.*	28,282
12,477	Aeroflex Inc.*	86,091
7,015	Agile Software Corp.*	54,296
6,670	Alliant Techsystems, Inc. *	415,874
8,458	Anaren Microwave, Inc.*	74,430
4,660	Anteon International Corp.*	111,840
9,255	Computer Network Technology Corp.*	65,711
13,186	Concurrent Computer Corp.*	37,976
6,662	Emulex Corp.*	123,580
41,110	I-many, Inc.*	58,376
4,530	JDA Software Group, Inc.*	43,760
3,735	Macrovision Corp. *	59,909
16,660	Manugistics Group, Inc.*	39,984
4,675	Mercury Computer Systems Inc.*	142,681
10,606	Mercury Interactive Corp.*	314,468
9,485	Mettler Toledo International Inc.*	304,089
108	Microstrategy Inc.*	6
4,722	National Instruments Corp. *	153,418
13,185	NetIQ Corp.*	162,835
4,480	Plexus Corp.*	39,334
10,023	Powerwave Technologies Inc. *	54,124
11,600	Precise Software Solutions Ltd.*	191,516
5,005	Retek Inc.*	13,614
6,140	Spectralink Corp.*	44,085
39,995	TIBCO Software Inc.*	247,169
11,955	Varian Inc.*	342,989
8,560	WebMethods Inc.*	70,363

		3,408,244

	Telecommunications — 0.8%
4,420	Commonwealth Telephone Enterprises, Inc.*	158,413

See Notes to Financial Statements.

8 Smith Barney Small Cap Growth Opportunities Portfolio | 2002 Annual Report to Shareholders

Portfolio of Investments (continued)		December 31, 2002

SHARES	SECURITY	VALUE

Transportation — 2.5%
9,624	C H Robinson Worldwide	$300,269
10,042	Knight Transportation, Inc.*	210,882

		511,151

Utilities — 1.4%
19,795	Cleco Corp.	277,130

	TOTAL COMMON STOCKS
	(Identified Cost $22,740,884)	17,921,768

FACE
AMOUNT	SECURITY	VALUE

CORPORATE BOND — 0.0%
9,700	Microstrategy Inc., 7.50% due 6/24/07 (Identitied Cost $1,347)	3,928

	TOTAL FIXED INCOME
	(Identified Cost $1,347)	3,928

	REPURCHASE AGREEMENT — 11.3%
2,289,000	UBS Warburg Repurchase Agreement 1.25% due 1/2/03;
	Proceeds at maturity $2,289,159
	(Fully collateralized by FHLB, 7.00% due 06/20/16
	Valued at $2,345,550) (Identified Cost $2,289,000)	2,289,000

	TOTAL INVESTMENTS
	(Identified Cost $25,031,231)	$20,214,696

*Non-income producing

See Notes to Financial Statements.

9 Smith Barney Small Cap Growth Opportunities Portfolio | 2002 Annual Report to Shareholders

Statement of Assets and Liabilities	December 31, 2002

ASSETS:
Investments at value (Note 1A) (Identified Cost, $ 22,742,231)	$17,925,696
Repurchase Agreement at value (Note 1A) (Identified Cost $2,289,000)	2,289,000
Cash	296
Receivable for fund shares sold	8,480
Dividends and interest receivable	3,647

Total Assets	20,227,119

LIABILITIES:
Payable for investments purchased	136,013
Management fees payable (Note 2)	8,054
Accrued expenses and other liabilities	67,534

Total Liabilities	211,601

Net Assets for 2,817,561 shares of beneficial interest outstanding	$20,015,518

NET ASSETS CONSIST OF:
Paid-in capital	$27,586,148
Accumulated net realized loss on investments	(2,754,095)
Unrealized depreciation of investments	(4,816,535)

Total	$20,015,518

Net Asset Value and Redemption Price Per Share of Beneficial Interest	$7.10

See Notes to Financial Statements.

10 Smith Barney Small Cap Growth Opportunities Portfolio | 2002 Annual Report to Shareholders

Statement of Operations

For the Year Ended December 31, 2002

INVESTMENT INCOME (NOTE 1B):
Dividend income	$84,564
Interest income	37,080

Total Investment Income	121,644

EXPENSES:
Management fees (Note 2)	162,674
Custody and fund accounting fees	42,955
Legal fees	39,065
Shareholder reports	32,438
Audit fees	21,800
Transfer agent fees	6,608
Trustee fees	116
Miscellaneous	9,255

Total Expenses	314,911
Less: aggregate amount waived by the Manager (Note 2)	(119,702)

Net Expenses	195,209

Net Investment Loss	(73,565)

NET REALIZED AND UNREALIZED LOSS ON INVESTMENTS:
Net realized loss on investments	(1,930,601)
Change in unrealized depreciation from investments	(4,791,009)

Net Realized and Unrealized Loss on Investments	(6,721,610)

Net Decrease in Net Assets from Operations	$(6,795,175)

See Notes to Financial Statements.

11 Smith Barney Small Cap Growth Opportunities Portfolio | 2002 Annual Report to Shareholders

Statement of Changes in Net Assets

	Year Ended December 31,

	2002	2001

Increase (Decrease) in Net Assets from:
OPERATIONS:
Net investment loss	$(73,565)	$(22,944)
Net realized loss on investments	(1,930,601)	(788,446)
Change in unrealized depreciation of investments	(4,791,009)	(407,301)

Net Decrease in Net Assets From Operations	(6,795,175)	(1,218,691)

DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net realized gain on investments	—	(610,141)

TRANSACTIONS IN SHARES OF BENEFICIAL INTEREST (NOTE 6):
Net proceeds from sale of shares	12,256,719	19,698,873
Net asset value of shares issued to shareholders
from reinvestment of distributions	—	610,141
Cost of shares repurchased	(7,125,868)	(2,104,929)

Net Increase in Net Assets
From Transactions in Shares of Beneficial Interest	5,130,851	18,204,085

Net Increase (Decrease) in Net Assets	(1,664,324)	16,375,253

NET ASSETS:
Beginning of period	21,679,842	5,304,589

End of period	$20,015,518	$21,679,842

See Notes to Financial Statements.

12 Smith Barney Small Cap Growth Opportunities Portfolio | 2002 Annual Report to Shareholders

Financial Highlights

		Year Ended December 31,
	2002	2001	2000	1999	1998

Net Asset Value, Beginning of Period	$9.55	$13.20	$13.21	$9.60	$11.21

Income From Operations:
Net investment loss†	(0.03)	(0.01)	(0.01)	(0.04)	(0.08)
Net realized and unrealized gain (loss) on investments	(2.42)	(2.09)	1.26	3.65	(0.42)

Total from Operations	(2.45)	(2.10)	1.25	3.61	(0.50)

Less Distributions From:
Net realized gain on investments	—	(1.55)	(1.26)	—	(1.11)

Net Asset Value, End of Period	$7.10	$9.55	$13.20	$13.21	$9.60

Ratios/Supplemental Data:
Net assets, end of period (000’s omitted)	$20,016	$21,680	$5,305	$3,812	$2,006
Ratio of expenses to average net assets	0.90%	0.90%	0.90%	0.90%	0.90%
Ratio of net investment loss to average net assets	(0.34)%	(0.17)%	(0.11)%	(0.52)%	(0.72)%
Portfolio turnover	19%	59%	86%	150%	94%

Total Return(1)	(25.65)%	(16.22)%	9.01%	37.60%	(3.80)%

Note: If Agents of the Portfolio had not voluntarily waived all or a portion of their fees, and assumed Portfolio expenses for the periods indicated, the net investment loss per share and the ratios would have been as follows:

Net investment loss per share†	$(0.07)	$(0.09)	$(0.45)	$(0.68)	$(0.64)
Ratios:
Expenses to average net assets	1.45%	2.21%	4.45%	9.40%	5.74%
Net investment loss to average net assets	(0.89)%	(1.48)%	(3.66)%	(9.02)%	(5.53)%

†	The per share amounts were computed using an average number of shares outstanding during the year
(1)	Total returns do not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total returns for all periods shown. Total returns may also reflect a voluntary expense limitation imposed by the manager to limit total Portfolio operating expenses. Absent this expense limitation, total returns for the Portfolio would be lower. Expense limitations may be revised or terminated.

See Notes to Financial Statements

13 Smith Barney Small Cap Growth Opportunities Portfolio | 2002 Annual Report to Shareholders

Notes to Financial Statements

1. Significant Accounting Policies
Smith Barney Small Cap Growth Opportunities Portfolio (the “Fund”), a series of Variable Annuity Portfolios (the “Trust”), is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company. The Fund is organized as a Massachusetts business trust. The investment manager of the Fund is Smith Barney Fund Management LLC (the “Manager”). Prior to May 13, 2002, the investment manager was Citi Fund Management, Inc., an affiliate of the Manager. Shares of the Fund may only be purchased or redeemed through variable annuity contracts and variable life insurance policies offered by the separate accounts of participating insurance companies.

Citicorp Trust Bank, fsb. (“CTB”), a subsidiary of Citigroup, acts as the Fund’s transfer agent and PFPC Global Fund Services (“PFPC”) acts as the Fund’s sub-transfer agent. CTB receives fees and asset-based fees that vary according to the account size and type of account. PFPC is responsible for shareholder recordkeeping and financial processing for all shareholder accounts and is paid by CTB. For the year ended December 31, 2002, the Fund paid transfer agent fees of $4,608 to CTB.

The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

The significant accounting policies consistently followed by the Fund are as follows:

A. Investment Security Valuations Equity securities listed on securities exchanges or reported through the NASDAQ system are valued at last sale prices on the date of valuation. Unlisted equity securities or listed equity securities for which last sales prices are not available are valued at last quoted bid prices. Debt securities (other than short-term obligations maturing in sixty days or less) are valued on the basis of valuations furnished by pricing services which take into account appropriate factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, and other market data, without exclusive reliance on quoted prices or exchange or over-the-counter prices, since such valuations are believed to reflect more accurately the fair value of the securities. Short-term obligations, maturing in sixty days or less, are valued at amortized cost, which approximates market value. Securities, if any, for which there are no such valuations or quotations are valued at fair value as determined in good faith by or under guidelines established by the Trustees.

B. Income Interest income consists of interest accrued and discount earned, adjusted for amortization of premium or discount on long-term debt securities. Dividend income is recorded on the ex-dividend date.

C. Federal Taxes The Fund’s policy is to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute to shareholders substantially all of its taxable income, including any net realized gain on investment transactions. Accordingly, no provision for federal income or excise tax is necessary. At December 31, 2002, the Fund, for federal income tax purposes, had a loss carryover of $2,187,035 of which $747,571 will expire on December 31, 2009 and $1,439,464 will expire on December 31, 2010. In addition the Fund had $494,075 of capital losses realized after October 31, 2002 which were deferred for federal tax purposes to the first day of the following fiscal year.

D. Expenses The Fund bears all costs of its operations other than expenses specifically assumed by the Manager. Expenses incurred by the Trust with respect to any two or more funds or series are allocated in proportion to the average net assets of each fund, except when allocations of direct expenses to each fund can otherwise be made fairly. Expenses directly attributable to a fund are charged to that fund. The Fund’s share of the Portfolio’s expenses was charged against and reduced the amount of the Fund’s investment in the Portfolio.

E. Distributions Distributions to shareholders are recorded on ex-dividend date. The amount and character

14 Smith Barney Small Cap Growth Opportunities Portfolio | 2002 Annual Report to Shareholders

Notes to Financial Statements (continued)

of income and net realized gains to be distributed are determined in accordance with income tax rules and regulations, which may differ from U.S. generally accepted accounting principles.These differences are attributable to permanent book and tax accounting differences. Reclassifications are made to the Fund’s capital accounts to reflect income and net realized gains available for distribution (or available capital loss carryovers) under income tax rules and regulations. For the year ended December 31, 2002, the Fund reclassified $73,565 from net investment loss to paid in capital.

F. Repurchase Agreements It is the policy of the Fund to require the custodian bank to take possession, to have legally segregated in the Federal Reserve Book Entry System or to have segregated within the custodian bank’s vault all securities held as collateral in support of repurchase agreements. Additionally, procedures have been established by the Fund to monitor, on a daily basis, the market value of the repurchase agreements underlying investments to ensure the existence of a proper level of collateral. In the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral may be subject to legal proceedings.

G. Beneficial Interest At December 31, 2002, insurance companies or their separate accounts were the record owners of all the shares of the Fund (See Note 6).

H. Other Investment transactions are accounted for on the date the investments are purchased or sold. Realized gains and losses are determined on the identified cost basis.

2. Management Fees
The Manager is responsible for overall management of the Fund’s business affairs and has a separate Management Agreement with the Fund.The Manager also provides certain administrative services to the Fund.These administrative services include providing general office facilities and supervising the overall administration of the Fund.

The management fees paid to the Manager amounted to $162,674, of which $119,702 was voluntarily waived for the year ended December 31, 2002. The management fee paid to the Manager is accrued daily and payable monthly. The management fee is computed at an annual rate of 0.75% of the Fund’s average daily net assets.

3. Purchases and Sales of Investments
Purchases and sales of investments, other than short-term obligations, aggregated $7,989,562 and $3,791,579, respectively, for the year ended December 31, 2002.

4. Federal Income Tax Basis of Investments
The cost and unrealized appreciation (depreciation) in value of the investment securities owned at December 31, 2002 as computed on a federal income tax basis, are as follows:

Aggregate cost	$25,104,217

Gross unrealized appreciation	$1,199,325
Gross unrealized depreciation	(6,088,846)

Net unrealized depreciation	$(4,889,521)

5. Income Tax Information and Distributions to Shareholders
At December 31, 2002 the tax basis components of distributable earnings were:

Undistributed Ordinary Income	$0

Accumulated Capital Losses	$(2,187,035)

Unrealized Depreciation	$(4,889,521)

The difference between book basis and tax basis unrealized depreciation is primarily attributable to wash sale loss deferrals.

For the period ended December 31, 2002, the Fund did not make any distributions.

6. Shares of Beneficial Interest
The Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest (without par value).Transactions in shares of beneficial interest were as follows:

	Year Ended December 31,

	2002	2001

Shares sold (Note 8)	1,410,852	2,024,907
Shares issued to shareholders
from reinvestment of
distributions	—	62,708
Shares repurchased	(862,826)	(219,906)

Net increase	548,026	1,867,709

15 Smith Barney Small Cap Growth Opportunities Portfolio | 2002 Annual Report to Shareholders

Notes to Financial Statements (continued)

Citicorp Life Insurance Co. and First Citicorp Life Insurance Co., both affiliates of Citigroup directly and through their separate accounts, own 100% of the Fund’s shares.

7. Trustees Retirement Plan
The Trustees of the Fund have adopted a Retirement Plan for all Trustees who are not “interested persons” of the Fund, within the meaning of the 1940 Act. Under the Plan, all Trustees are required to retire from the Board as of the last day of the calendar year in which the applicable Trustee attains age 75 (certain Trustees who had already attained age 75 when the Plan was adopted are required to retire effective December 31, 2003). Trustees may retire under the Plan before attaining the mandatory retirement age.Trustees who have served as Trustee of the Trust or any of the investment companies associated with Citigroup for at least ten years when they retire are eligible to receive the maximum retirement benefit under the Plan.The maximum retirement benefit is an amount equal to five times the amount of retainer and regular meeting fees payable to a Trustee during the calendar year ending on or immediately prior to the applicable Trustee’s retirement.Amounts under the Plan may be paid in installments or in a lump sum (discounted to present value). Benefits under the Plan are unfunded.

8. Reorganization
On April 27, 2001, the Fund acquired substantially all of the assets of Select Small Cap Portfolio, pursuant to an Agreement and Plan of Reorganization. The Fund issued 1,183,252 shares in exchange for $11,737,862 of assets.The transaction was structured to qualify as a taxable reorganization under the Internal Revenue Code of 1986, as amended.

16 Smith Barney Small Cap Growth Opportunities Portfolio | 2002 Annual Report to Shareholders

Report of Independent Accountants

To the Trustees of Variable Annuity Portfolios and the Shareholders of Smith Barney Small Cap Growth Opportunities Portfolio:

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Smith Barney Small Cap Growth Opportunities Portfolio (the “Fund,” a series of the Variable Annuity Portfolios) at December 31, 2002, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America.These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits.We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement pres-entation.We believe that our audits, which included confirmation of securities at December 31, 2002 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
New York, NY
February 20, 2003

17 Smith Barney Small Cap Growth Opportunities Portfolio | 2002 Annual Report to Shareholders

Additional Information (unaudited)

Information about Trustees and Officers The business and affairs of the Smith Barney Small Cap Growth Opportunities Portfolio (the “Fund”) are managed under the direction of the Fund’s Board of Trustees. Information pertaining to the Trustees and officers of the Fund is set forth below. Each Trustee and officer holds office for his or her lifetime, unless that individual resigns, retires or is otherwise removed.The Statement of Additional Information includes additional information about Fund Trustees and is available, without charge, upon request by calling Citicorp Trust Bank, fsb at 1-800-451-2010.

				Number of	Other
			Principal	Portfolios In	Board Memberships
	Position(s)	Length	Occupation(s)	Fund Complex	Held by
	Held with	of Time	During Past	Overseen by	Trustee During
Name, Address and Age	Fund	Served	Five Years	Trustee	Past Five Years

NON-INTERESTED
TRUSTEES:

Elliott J. Berv	Trustee	Since 2001	President and Chief Operations	35	Board Member,
c/o R. Jay Gerken			Officer, Landmark City (real		American Identity Corp.
Citigroup Asset Management			estate development) (since		(doing business as
399 Park Avenue			2002); Executive Vice President		Morpheus Technologies)
New York, NY 10022			and Chief Operations Officer,		(biometric information
Age 59			DigiGym Systems (on-line		management) (since
			personal training systems)		2001; consultant since
			(since 2001); Chief Executive		1999); Director, Lapoint
			Officer, Rocket City Enterprises		Industries (industrial
			(internet service company)		filter company) (since
			(since 2000); President, Catalyst		2002); Director,
			(consulting) (since 1984).		Alzheimer’s Association
(New England Chapter)
(since 1998).

Mark T. Finn	Trustee	Since 2001	Adjunct Professor, William &	35	Former President and
c/o R. Jay Gerken			Mary College (since September		Director, Delta
Citigroup Asset Management			2002); Principal/Member, Balvan		Financial, Inc.
399 Park Avenue			Partners/ Balfour Vantage-		(investment advisory
New York, NY 10022			Manager and General Partner		firm) (from 1983 to
Age 59			to the Vantage Hedge Fund, LP		1999).
(since March 2002); Chairman and
Owner,Vantage Consulting
Group, Inc.(investment advisory
and consulting firm) (since 1988);
former Vice Chairman and Chief
Operating Officer, Lindner Asset
Management Company (mutual
fund company) (from March 1999
to 2001); former General Partner
and Shareholder, Greenwich
Ventures, LLC (investment
partnership) (from 1996 to 2001);
former President, Secretary, and
Owner, Phoenix Trading Co.
(commodity trading advisory
firm) (from 1997 to 2000).

Diana R. Harrington	Trustee	Since 1992	Professor, Babson College	35	Former Trustee,The
c/o R. Jay Gerken			(since 1993).		Highland Family of
Citigroup Asset Management					Funds (investment
399 Park Avenue					company) (from March
New York, NY 10022					1997 to March 1998).
Age 62

Susan B. Kerley	Trustee	Since 1992	Consultant, Strategic	35	Director, Eclipse Funds
c/o R. Jay Gerken			Management Advisors, LLC		(currently supervises 17
Citigroup Asset Management			Global Research Associates, Inc.		investment companies
399 Park Avenue			(investment consulting)		in fund complex) (since
New York, NY 10022			(since 1990).		1990).
Age 51

18 Smith Barney Small Cap Growth Opportunities Portfolio | 2002 Annual Report to Shareholders

Additional Information (unaudited) (continued)

				Number of	Other
			Principal	Portfolios In	Board Memberships
	Position(s)	Length	Occupation(s)	Fund Complex	Held by
	Held with	of Time	During Past	Overseen by	Trustee During
Name, Address and Age	Fund	Served	Five Years	Trustee	Past Five Years

C. Oscar Morong, Jr.	Trustee	Since 1991	Managing Director, Morong	35	Former Director,
c/o R. Jay Gerken			Capital Management		Indonesia Fund
Citigroup Asset Management			(since 1993).		(closed-end fund)
399 Park Avenue					(from 1990 to 1999);
New York, NY 10022					Trustee, Morgan
Age 67					Stanley Institutional
Fund (currently
supervises 75 invest-
ment companies) (since
1993).

Walter E. Robb, III	Trustee	Since 2001	President, Benchmark	35	Director, John Boyle &
c/o R. Jay Gerken			Consulting Group, Inc. (service		Co., Inc. (textiles)
Citigroup Asset Management			company) (since 1991); Sole		(since 1999); Director,
399 Park Avenue			Proprietor, Robb Associates		Harbor Sweets, Inc.
New York, NY 10022			(financial consulting) (since 1978);		(candy) (since 1990);
Age 76			Co-owner, Kedron Design (gifts)		Director,W.A.Wilde
			(since 1978); former President		Co. (direct media
			and Treasurer, Benchmark		marketing) (since 1982);
			Advisors, Inc. (corporate financial		Director,Alpha Grainger
			consulting) (from 1989 to 2000).		Manufacturing, Inc.
(electronics) (since
1983); former Trustee,
MFS Family of Funds
(investment company)
(from 1985 to 2001);
Harvard Club of
Boston (Audit Com-
mittee) (since 2001).

INTERESTED
TRUSTEE:

R. Jay Gerken*	Chairman,	Since 2002	President since 2002; Managing	Chairman	N/A
Citigroup Asset Management	President		Director, SSB (since 1996).	of the
399 Park Avenue	and Chief			Board,
New York, NY 10022	Executive			Trustee or
Age 51	Officer			Director
of 227
OFFICERS:

Lewis E. Daidone	Senior Vice	Since 2000	Managing Director, SSB	N/A	N/A
125 Broad Street	President		(since 1990); Chief Financial Officer,
New York, NY 10004	and Chief		Smith Barney Mutual Funds;
Age 45	Adminis-		Director and Senior Vice
	trative		President, Smith Barney Fund
	Officer		Management LLC and
Travelers Investment Adviser.

Frances M. Guggino	Controller	Since 2002	Vice President, Citigroup	N/A	N/A
125 Broad Street			Asset Management
New York, NY 10004			(since 1991).
Age 45

19 Smith Barney Small Cap Growth Opportunities Portfolio | 2002 Annual Report to Shareholders

Additional Information (unaudited) (continued)

				Number of	Other
			Principal	Portfolios In	Board Memberships
	Position(s)	Length	Occupation(s)	Fund Complex	Held by
	Held with	of Time	During Past	Overseen by	Trustee During
Name, Address and Age	Fund	Served	Five Years	Trustee	Past Five Years

Robert I. Frenkel	Secretary	Since 2000	Managing Director and	N/A	N/A
SSB			General Counsel, Global
300 First Stamford Place			Mutual Funds for Citigroup
Stamford, CT 06902			Asset Management (since 1994)
Age 48

*	Mr. Gerken is an “interested person” of the fund as defined in the Investment Company Act of 1940, as amended, because Mr. Gerken is an officer of Smith Barney Fund Management LLC and certain of its affiliates.

20 Smith Barney Small Cap Growth Opportunities Portfolio | 2002 Annual Report to Shareholders

SMITH BARNEY                                     Smith Barney Small Cap Growth Opportunities Fund
SMALL CAP GROWTH OPPORTUNITIES PORTFOLIO

TRUSTEES & OFFICERS
Elliott J. Berv
Mark T. Finn
R. Jay Gerken,* Chairman
Diana R. Harrington
Susan B. Kerley
C. Oscar Morong, Jr.
Walter E. Robb, III

PRESIDENT AND CHIEF
EXECUTIVE OFFICER
R. Jay Gerken*

SECRETARY
Robert I. Frenkel*

SENIOR VICE PRESIDENT
AND CHIEF
ADMINISTRATIVE OFFICER
Lewis E. Daidone*

CONTROLLER
Frances M. Guggino

*Affiliated Person of Investment Manager

INVESTMENT MANAGER
Smith Barney Fund Management LLC

DISTRIBUTOR
Salomon Smith Barney Inc.

CUSTODIAN
State Street Bank & Trust Company

TRANSFER AGENT
Citicorp Trust Bank, fsb.
125 Broad Street, 11th Floor
New York, New York 10004

SUB-TRANSFER AGENT
PFPC Global Fund Services
P.O. Box 9699
Providence, Rhode Island
02940-9699

INDEPENDENT ACCOUNTANTS
PricewaterhouseCoopers LLP
1177 Avenue of the Americas
New York, New York 10036

Smith Barney Small Cap Growth Opportunities Portfolio

This report is submitted for general information of the shareholders of Smith Barney Small Cap Growth Opportunities Portfolio, but it may also be used as sales literature when preceded or accompanied by the current Prospectus, which gives details about charges, expenses, investment objectives and operating policies of the Fund. If used as sales material after March 31, 2003, this report must be accompanied by performance information for the most recently completed calendar quarter.

SMITH BARNEY SMALL CAP
      GROWTH OPPORTUNITIES PORTFOLIO
Smith Barney Mutual Funds
125 Broad Street, MF-2
New York, NY 10004

For complete information on any Smith Barney Mutual Funds, including management fees and expenses, call or write your financial professional for a free prospectus. Read it carefully before you invest or send money.

www.smithbarney.com/mutualfunds

Salomon Smith Barney is a service mark of Salomon Smith Barney Inc.

FD02697 2/03 03-4468